UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Annual Report
October 31, 2009

Global High Income Fund Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Effective August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 8% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate was 9%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

December 15, 2009

Dear shareholder,
We present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2009.

Performance
Over the 12 months ended October 31, 2009, the Fund gained 43.02% on a net asset value basis and 54.20% on a market price basis. Over the same period, the median for the Fund’s peer group, the Lipper Emerging Markets Debt Funds, gained 51.51% and 59.68% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Global High Income Fund Index (the “Index”) returned 36.10% over the annual period. (For more performance information, including a description of the Index, please refer to “Performance at a glance” on page 6.)

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire reporting period. While risk aversion abated during this time, we believe concerns remained regarding the global economy and its potential impact on the emerging markets asset class.(1)

Global High Income
Fund Inc.

Investment goals:
 Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn
UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Global High Income Fund Inc.

The Fund has had a managed distribution policy for many years. (The inside front cover of this report describes the policy.) Approximately 27% of the Fund’s monthly distributions during the past fiscal year are characterized for tax purposes as “returns of capital.” This is primarily the result of how foreign currency losses impacted tax classifications. The remainder of the monthly distributions are characterized as “ordinary income.” (Individuals should not rely on this fiscal year information for tax reporting purposes; instead, shareholders should receive a Form 1099-DIV with the calendar information to be used for tax reporting.)

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	When the Fund’s fiscal year began in November 2008, the emerging markets debt asset class was facing a number of headwinds. These included the fallout from the September bankruptcy of Lehman Brothers, market illiquidity, largely frozen credit markets, a rapidly weakening global economy and heightened investor risk aversion. Collectively, these issues contributed to cause emerging markets debt, as measured by the Index, to plunge 14.48% in October 2008, one of its worst months ever.

Heading into the reporting period, market conditions remained strained. However, despite this backdrop, emerging markets debt spreads—the difference between the yields paid on US Treasury bonds and emerging markets debt—began to stabilize. Spreads then narrowed during much of the remainder of the fiscal year. This dramatic reversal of fortune was attributed to a number of factors, including the fact that financial support from the International Monetary Fund (IMF) and the World Bank helped to alleviate concerns that some emerging markets countries might default on their debt. In addition, conditions in the overall financial system improved, as the credit markets thawed and liquidity returned. With investor confidence growing and amid signs that the global economy was on the mend, risk aversion was gradually replaced with increased appetite for risk. This supported emerging markets debt prices and helped the asset class to ultimately post outstanding results during the 12-month reporting period.

Q.	What factors influenced Fund performance?
A.	A key component of our investment process is to conduct comprehensive research and pursue a variety of strategies that seek to generate a high level of current income and capital appreciation for the Fund. More specifically, we look to meet the Fund’s goals by strategically diversifying its portfolio among various countries, securities and currencies. We believe maintaining a diversified portfolio is essential to prevent the

Global High Income Fund Inc.

Fund from being overly dependent upon any one area. With this in mind, the following strategies were key contributors to performance during the reporting period.

An overweight to Argentine debt (primarily in shorter maturity issues)—which had performed poorly prior to the start of the reporting period—generated strong results over the 12-months ended October 31, 2009. One of the catalysts contributing to this rebound was the changing perception regarding the re-nationalization of Argentina’s private pension funds. While investors were initially concerned about this development, they subsequently viewed it as a positive, believing that it could serve to stabilize Argentina’s financial situation and help the country meet its debt obligations, at least in the shorter term. In addition, the reform-friendly outcome of mid-term elections further supported Argentine debt during the summer. That said, we reduced this position as the reporting period drew to a close, as we were seeing more compelling opportunities elsewhere.

Also supporting the Fund’s performance was its positioning in the Ukraine, Pakistan and Ecuador. While none of these positions individually made up a large percentage of the Fund’s portfolio, we benefited from their positions relative to their index weights. In the Ukraine, investor sentiment improved following the IMF’s announcement of support. In Pakistan, there were concerns that one of its bonds would default. However, confidence for the country increased after Pakistan met its debt obligation. As was largely expected by the market, Ecuador defaulted on one of its bonds in December 2008. While the portfolio did not hold Ecuador at the time of the default, and thus was not negatively impacted by the event, we did eventually increase the Fund’s position, bringing it to neutral versus the benchmark. As a result, we benefited when spreads became high enough to attract investors’ attention during 2009.

Elsewhere, the Fund’s holding of Russian quasi-sovereign bank bonds enhanced performance results. (Quasi-sovereign bank bonds are issued by banks that are over 50% state-owned; therefore, governments have a more vested interest in keeping them up and running.) Early in the reporting period, prices on these securities were weak given the perception that they were similar to typical bank bonds. However, their prices then sharply increased and, by August 2009, their spreads had narrowed to pre-credit crisis levels. This was triggered by improving investor sentiment as the Russian government provided implicit backing on the bonds, oil prices moved higher and the country’s economic situation improved.

Global High Income Fund Inc.

Also benefiting performance was the Fund’s exposure to debt in the Middle East, including Qatar and the United Arab Emirates. Both sovereign and quasi-sovereign bonds in this area, in our view, offered compelling yields and were attractively valued. In addition, they also served to keep the Fund’s overall quality relatively high, as most of these bonds have investment-grade ratings. (During the period, the Fund had no exposure to Dubai.)

Q.	What factors negatively impacted the Fund’s performance during the period?
A.	Toward the beginning of the reporting period, the Fund’s overweight position in quasi-sovereign bonds and certain other holdings suffered from periods of heightened risk aversion and a lack of market liquidity. While these securities initially detracted from performance, they rallied as the fiscal year progressed. However, for the 12-month reporting period as a whole, they were a negative contributor to the Fund’s performance. Another drag on the Fund’s results was its overweight in local market bonds (i.e., local currency denominated bonds) during the second and third quarters of 2009. During that period, US dollar-dominated debt performed better than local market securities.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	When the fiscal year began, we positioned the Fund defensively by maintaining a slightly shorter duration than the benchmark. We later adjusted the Fund’s duration to a neutral position as market conditions improved. This positioning was positive for performance during the reporting period. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

Q.	What other positioning strategies did you use during the reporting period?
A.	Given our concerns over weakening fundamentals at the end of 2008, the Fund had an underweight position to local currency relative to the Index when the reporting period began. As investors’ appetite for risk increased, we moved to a neutral position in April 2009, and further added to our local currency exposure during the second half of the reporting period. This adjustment was made as we felt the local currencies would be supported by strengthening global economic growth. Nonetheless, overall the Fund’s local currency positioning did not meaningfully impact its performance during the fiscal year.

Global High Income Fund Inc.

Q.	What is your outlook for the emerging markets debt asset class?
A.	As we noted at the start of this report, emerging markets debt spreads significantly narrowed during the fiscal year. However, it’s important to note that spreads began the period at extremely elevated levels due to last year’s financial crisis. In terms of fundamentals, most emerging markets countries appear to have stronger economies than developed markets, which should support the former’s currencies. On the other hand, the monetary easing cycle in developing countries is likely completed and interest rate hikes in the emerging markets will probably occur sooner than in developed countries. While this could be a negative for local markets, it should support local currency exposure. Overall, we remain positive on the long-term prospects for the asset class, and believe that demand for emerging markets debt should remain strong as investors look for incremental yield versus developed market debt.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely, Kai R. Sotorp President Global High Income Fund Inc. Head—Americas UBS Global Asset Management (Americas) Inc.
Uwe Schillhorn, CFA Portfolio Management Team Member Global High Income Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended October 31, 2009. The views and opinions in the letter were current as of December 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/09

Net asset value returns	1 year	5 years	10 years

Global High Income Fund Inc.	43.02%	8.85%	12.23%

Lipper Emerging Markets Debt Funds median	51.51	9.30	12.60

Market price returns

Global High Income Fund Inc.	54.20%	3.64%	12.80%

Lipper Emerging Markets Debt Funds median	59.68	6.20	13.69

Index returns

Global High Income Fund Index(1)	36.10%	9.53%	11.69%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)(2)	39.64	8.50	11.16

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	Global High Income Fund Index is an unmanaged index compiled by the advisor, constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to Present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	10/31/09	04/30/09	10/31/08

Net asset value	$12.90	$11.15	$9.82

Market price	$11.47	$9.25	$8.22

12-month dividends/distributions	$0.9767	$1.0766	$1.9989

Dividend/distribution at period-end	$0.0863	$0.0808	$0.0916

Net assets (mm)	$278.6	$240.8	$212.0

Currency exposure**	10/31/09	04/30/09	10/31/08

US dollar denominated	36.7%	49.4%	45.6%

Foreign denominated	63.3	50.6	54.4

Total	100.0%	100.0%	100.0%

Top ten countries
(excluding US)**	10/31/09		04/30/09		10/31/08

Brazil	13.5%	Brazil	12.1%	Brazil	17.2%

Turkey	8.3	Turkey	11.8	Turkey	11.6

Poland	7.7	Hungary	6.3	Russia	9.7

Indonesia	6.7	Russia	6.3	Malaysia	6.9

Russia	5.9	Indonesia	5.7	Venezuela	6.8

Hungary	4.9	Malaysia	5.6	Hungary	5.7

South Africa	4.6	Venezuela	4.9	Indonesia	4.9

Venezuela	4.6	South Africa	4.8	Poland	4.1

Malaysia	4.1	Poland	4.6	Argentina	2.9

				Dominican
Mexico	3.6	Mexico	3.7	Republic	2.5

Total	63.9%		65.8%		72.3%

Credit quality**	10/31/09	04/30/09	10/31/08

AAA	0.9%	—	—

AA	1.9	2.5%	1.5%

A	16.5	8.1	8.6

BBB	29.6	20.6	21.1

BB	25.7	22.2	23.4

B	4.2	3.1	4.4

CCC	0.5	2.2	0.7

D	0.5	—	—

Non-rated	8.6	23.4	29.1

Cash equivalents	10.0	13.0	6.9

Other assets less liabiliites	1.6	4.9	4.3

Total	100.0%	100.0%	100.0%

*	Prices and other characteristics will vary over time.

**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of October 31, 2009 (unaudited)

Bonds
Corporate bonds
Chemicals	0.34%
Commercial banks	1.43
Diversified financial services	2.50
Diversified telecommunication services	1.07
Electric utilities	4.28
Metals & mining	0.59
Oil, gas & consumable fuels	0.91
Real estate investment trusts (REITs)	3.32
Trading companies & distributors	0.79
Transportation infrastructure	0.64

Total corporate bonds	15.87
Non US-government obligations	70.71
Sovereign/supranational bond	1.77

Total bonds	88.35
Short-term investment	10.03

Total investments	98.38
Cash and other assets, less liabilities	1.62

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—88.35%

Corporate bonds—15.87%

Bermuda—0.79%
Noble Group Ltd.,
6.750%, due 01/29/20(1)		$2,200,000	$2,202,589

Brazil—0.49%
Centrais Eletricas Brasileiras SA,
6.875%, due 07/30/19(1)		$390,000	411,450

Union National FIDC Trust 2006,
Series 2007-2,
due 07/01/10(2),(3),(4),(5)	BRL	1,832,665	236,964

due 07/01/10(2),(4),(5),(6)		2,075,000	269,425

due 05/01/11(2),(4),(5),(6)		3,560,082	460,944

Total Brazil corporate bonds			1,378,783

Cayman Islands—0.90%
ADCB Finance Cayman Ltd.,
4.750%, due 10/08/14(1)		$1,600,000	1,569,600

Lumena Resources Corp.,
12.000%, due 10/27/14(1)		1,000,000	936,500

Total Cayman Islands corporate bonds			2,506,100

Indonesia—2.50%
Majapahit Holding BV,
7.250%, due 10/17/11(6)		$500,000	520,000

7.250%, due 06/28/17(1)		1,050,000	1,034,250

7.250%, due 06/28/17(6)		350,000	344,750

7.750%, due 01/20/20(1)		3,000,000	2,974,560

7.875%, due 06/29/37(6)		2,000,000	1,880,000

8.000%, due 08/07/19(1)		200,000	204,000

Total Indonesia corporate bonds			6,957,560

Kazakhstan—0.37%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	1,036,015

Malaysia—3.32%
Johor Corp.,
1.000%, due 07/31/12(2)	MYR	26,970,000	9,246,857

Mexico—0.34%
Hipotecaria Su Casita SA,
8.500%, due 10/04/16(6)		$1,145,000	950,350

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

Philippines—0.51%
National Power Corp.,
9.625%, due 05/15/28		$1,160,000	$1,435,500

Qatar—1.07%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)		$2,550,000	2,975,672

Russia—1.83%
Dali Capital PLC for Bank of Moscow, EMTN,
7.250%, due 11/25/09	RUB	75,800,000	2,486,970

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(1)		$300,000	312,000

7.750%, due 05/29/18(6)		1,600,000	1,688,000

9.000%, due 06/11/14(1)		550,000	611,215

Total Russia corporate bonds			5,098,185

Singapore—0.59%
Prime Dig Pte Ltd.,
11.750%, due 11/03/14(1)		$1,650,000	1,650,000

South Korea—1.13%
Export-Import Bank of Korea,
5.500%, due 10/17/12		$800,000	839,430

5.875%, due 01/14/15		500,000	524,472

Korea Expressway Corp.,
4.500%, due 03/23/15(1)		1,800,000	1,787,975

Total South Korea corporate bonds			3,151,877

Ukraine—0.19%
NJSC Naftogaz of Ukraine,
9.500%, due 09/30/14(7)		$600,000	519,000

United Arab Emirates—1.12%
Abu Dhabi National Energy Co.,
4.750%, due 09/15/14(1)		$3,100,000	3,110,850

United States—0.72%
Pemex Project Funding Master Trust,
5.750%, due 03/01/18		$1,700,000	1,700,000

6.625%, due 06/15/35		300,000	294,000

Total United States corporate bonds			1,994,000

Total corporate bonds (cost—$45,182,487)			44,213,338

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—70.71%

Argentina—2.11%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(8)	ARS	500,000	$37,832

Republic of Argentina,
0.943%, due 08/03/12(8)		$6,562,000	2,067,030

2.500%, due 12/31/38(9)		970,000	346,775

7.000%, due 03/28/11		1,775,000	1,648,975

8.280%, due 12/31/33		626,587	444,877

8.375%, due 12/20/03(5)		120,000	48,000

11.000%, due 10/09/06(5)		3,250,000	1,300,000

			5,893,489

Brazil—12.97%
Federal Republic of Brazil,
6.000%, due 01/17/17		$5,680,000	6,077,600

7.875%, due 03/07/15		2,000,000	2,335,000

8.875%, due 10/14/19		950,000	1,210,300

8.875%, due 04/15/24		1,610,000	2,097,025

10.250%, due 06/17/13		3,000,000	3,696,000

10.500%, due 07/14/14		1,250,000	1,587,500

Letras do Tesouro Nacional,
11.886%, due 01/01/10(10)	BRL	5,300,000	2,967,292

Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45		12,750,000	12,469,320

Series F,
10.000%, due 01/01/17		7,280,000	3,698,877

			36,138,914

Colombia—2.89%
Republic of Colombia,
7.375%, due 09/18/37		$1,575,000	1,756,125

8.125%, due 05/21/24		250,000	295,000

9.850%, due 06/28/27	COP	6,020,000,000	3,385,915

10.375%, due 01/28/33		$270,000	378,000

12.000%, due 10/22/15	COP	3,685,000,000	2,233,731

			8,048,771

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Croatia—1.16%
Republic of Croatia,
6.750%, due 11/05/19(1)		$3,200,000	$3,229,600

Dominican Republic—1.28%
Republic of Dominica,
8.625%, due 04/20/27		$600,000	594,000

9.040%, due 01/23/18(6)		355,218	372,978

9.500%, due 09/27/11(6)		2,492,113	2,591,798

			3,558,776

Ecuador—0.07%
Republic of Equador,
9.375%, due 12/15/15		$200,000	185,000

El Salvador—0.38%
Republic of El Salvador,
8.250%, due 04/10/32(6)		$1,015,000	1,055,600

Gabon—0.47%
Gabonese Republic,
8.200%, due 12/12/17(1)		$1,270,000	1,311,275

Germany—0.94%
Kreditanstalt fuer Wiederaufbau,
EMTN,
8.500%, due 01/18/11	NGN	410,000,000	2,612,969

Hungary—4.92%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	800,000,000	4,020,580

6.000%, due 10/24/12		610,000,000	3,170,719

6.500%, due 06/24/19		150,000,000	755,152

6.750%, due 04/22/11		170,000,000	904,365

6.750%, due 02/24/17		796,000,000	4,106,879

7.500%, due 11/12/20		140,000,000	749,554

			13,707,249

Indonesia—4.18%
Indonesia Treasury Bond,
9.500%, due 06/15/15	IDR	5,650,000,000	588,665

10.250%, due 07/15/27		5,600,000,000	561,466

10.750%, due 05/15/16		27,050,000,000	2,968,419

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Indonesia—(concluded)
11.000%, due 09/15/25	IDR	8,000,000,000	$855,288

12.000%, due 09/15/26		32,715,000,000	3,759,655

Republic of Indonesia,
8.500%, due 10/12/35(6)		$550,000	654,500

10.375%, due 05/04/14(6)		150,000	180,375

11.625%, due 03/04/19(1)		1,500,000	2,070,000

			11,638,368

Malaysia—0.74%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	886,279

4.378%, due 11/29/19		2,900,000	855,766

5.734%, due 07/30/19		1,000,000	326,213

			2,068,258

Mexico—3.25%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	4,097,237

United Mexican States,
5.875%, due 02/17/14		$3,000,000	3,221,400

MTN, 8.300%, due 08/15/31		290,000	370,475

MTN, Series A, 6.750%, due 09/27/34		590,000	649,000

MTN, Series A, 7.500%, due 04/08/33		600,000	709,500

			9,047,612

Pakistan—1.30%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(1)		$1,690,000	1,470,300

6.875%, due 06/01/17(6)		1,000,000	870,000

7.125%, due 03/31/16(6)		1,400,000	1,274,000

			3,614,300

Peru—0.78%
Republic of Peru,
6.550%, due 03/14/37		$300,000	313,500

7.125%, due 03/30/19		500,000	567,500

7.350%, due 07/21/25		660,000	762,300

8.375%, due 05/03/16		100,000	120,000

8.750%, due 11/21/33		320,000	419,200

			2,182,500

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(continued)

Philippines—1.65%
Republic of Philippines,
6.375%, due 01/15/32		$1,450,000	$1,419,260

7.750%, due 01/14/31		1,700,000	1,923,210

9.375%, due 01/18/17		400,000	497,000

9.500%, due 02/02/30		570,000	758,841

			4,598,311

Poland—7.67%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,851,561

4.750%, due 04/25/12		7,500,000	2,576,531

5.250%, due 04/25/13		9,000,000	3,101,074

5.250%, due 10/25/17		6,600,000	2,172,739

5.500%, due 10/25/19		1,200,000	395,216

5.750%, due 04/25/14		4,200,000	1,454,539

5.750%, due 09/23/22		6,100,000	2,030,999

6.000%, due 11/24/10		14,000,000	4,922,222

Republic of Poland,
6.375%, due 07/15/19		$800,000	881,000

			21,385,881

Russia—4.03%
Russian Federation,
7.500%, due 03/31/30(1),(9)		$2,212,374	2,455,735

7.500%, due 03/31/30(6),(9)		7,896,000	8,764,560

			11,220,295

Serbia—0.98%
Republic of Serbia,
3.750%, due 11/01/24(9)		$2,790,000	2,744,662

South Africa—4.61%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	308,250

6.500%, due 06/02/14		600,000	654,000

6.750%, due 03/31/21	ZAR	50,000,000	5,307,746

6.875%, due 05/27/19		$500,000	557,500

7.375%, due 04/25/12		350,000	384,563

8.000%, due 12/21/18	ZAR	47,100,000	5,638,974

			12,851,033

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount		Value

Bonds—(continued)

Non US-government obligations—(concluded)

Turkey—8.33%
Government of Turkey,
10.000%, due 02/15/12	TRY	5,711,887	$4,263,254

14.000%, due 01/19/11		7,900,000	5,578,480

15.000%, due 02/10/10		6,400,000	4,336,205

Republic of Turkey,
6.750%, due 04/03/18		$2,000,000	2,135,000

6.875%, due 03/17/36		550,000	554,125

7.000%, due 09/26/16		2,250,000	2,455,312

7.250%, due 03/15/15		600,000	660,750

7.500%, due 11/07/19		800,000	893,000

11.000%, due 01/14/13		1,950,000	2,340,000

			23,216,126

Ukraine—0.46%
Republic of Ukraine,
7.650%, due 06/11/13(6)		$1,500,000	1,290,000

United Arab Emirates—0.80%
Emirate of Abu Dhabi,
5.500%, due 04/08/14(1)		$2,100,000	2,226,000

Uruguay—0.06%
Oriental Republic of Uruguay,
6.875%, due 09/28/25		$150,000	155,250

Venezuela—4.55%
Republic of Venezuela,
5.375%, due 08/07/10(6)		$2,000,000	1,940,000

7.000%, due 12/01/18(6)		4,100,000	2,747,000

7.650%, due 04/21/25		4,200,000	2,604,000

9.250%, due 05/07/28(6)		6,270,000	4,451,700

13.625%, due 08/15/18(6)		950,000	931,000

			12,673,700

Vietnam—0.13%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(1)		$350,000	371,000

Total non US-government obligations
(cost—$185,987,780)			197,024,939

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

	Face
Security description	amount	Value

Bonds—(concluded)

Sovereign/supranational bond—1.77%
Corporacion Andina de Fomento,
8.125%, due 06/04/19 (cost—$4,142,935)	$4,150,000	$4,931,611

Total bonds (cost—$235,313,202)		246,169,888

	Units

Short-term investment—10.03%

Investment company—10.03%
UBS Cash Management Prime Relationship Fund,
0.221%(11),(12) (cost—$27,942,180)	27,942,180	27,942,180

Total investments—98.38% (cost—$263,255,382)		274,112,068

Cash and other assets, less liabilities—1.62%		4,522,931

Net assets—100.00%		$278,634,999

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $264,802,650; and net unrealized appreciation consisted of: Gross unrealized appreciation	$18,901,598

Gross unrealized depreciation	(9,592,180)

Net unrealized appreciation of investments	$9,309,418

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the value of these securities amounted to $32,914,571 or 11.81% of net assets.
(2)	Security is illiquid. At October 31, 2009, the value of these securities amounted to $10,214,190 or 3.67% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.09% of net assets as of October 31, 2009, is considered illiquid and restricted. (See restricted security table below for more information.)

			Acquisition		10/31/09
			cost as a	10/31/09	Market value
Restricted	Acquisition	Acquisition	percentage	Market	as a percentage
security	date	cost	of net assets	value	of net assets

Union National
FIDC Trust 2006,
Series 2007-2,
due 07/01/10	06/28/07	$954,222	0.34%	$236,964	0.09%

(4)	Security linked to closed-end fund.
(5)	Security is in default.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

(6)	Security exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At October 31, 2009, the value of these securities amounted to $33,236,980 or 11.93% of net assets.
(7)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At October 31, 2009, the value of this security amounted to $519,000 or 0.19% of net assets.
(8)	Floating rate security—The interest rates shown are the current rates as of October 31, 2009.
(9)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2009. Maturity date disclosed is the ultimate maturity date.
(10)	Rate shown reflects annualized yield at October 31, 2009 on zero coupon bond.
(11)	The table below details the Fund’s investments in securities issued by funds that are advised by the same advisor as the Fund. The advisor does not earn a management fee from either UBS Supplementary Trust—U.S. Cash Management Prime Fund or UBS Cash Management Prime Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value	year ended	year ended	Value	year ended
description	10/31/08	10/31/09	10/31/09	10/31/09	10/31/09

UBS Cash
Management Prime
Relationship Fund	$—	$131,347,688	$110,405,508	$27,942,180	$87,719

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	14,609,763	53,728,448	68,338,211	—	138,693

(12)	The rate shown reflects the yield at October 31, 2009.
EMTN	Euro medium term note
MTN	Medium term note
NJSC	National Joint Stock Company
OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of October 31, 2009:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Brazilian Real	22,518,650	USD	11,752,492	12/04/09	$(949,755)

Chilean Peso	3,520,000,000	USD	6,359,237	12/04/09	(289,590)

Colombian Peso	2,160,000,000	USD	1,041,968	12/04/09	(34,986)

Colombian Peso	11,100,000,000	USD	6,000,000	12/04/09	465,651

Czech Koruna	120,900,000	EUR	4,739,690	12/04/09	273,830

Czech Koruna	98,000,000	USD	5,542,986	12/04/09	111,368

Euro	4,739,690	CZK	120,900,000	12/04/09	(273,830)

Euro	3,014,017	HUF	830,000,000	12/04/09	(12,658)

Hungarian Forint	1,143,590,000	USD	5,909,415	12/04/09	(184,140)

Korean Won	6,220,000,000	USD	4,984,773	12/04/09	(274,355)

Mexican Peso	25,100,000	USD	1,874,533	12/04/09	(18,765)

Polish Zloty	21,650,000	USD	7,540,401	12/04/09	73,381

Russian Ruble	86,600,000	USD	2,970,840	12/04/09	25,499

Russian Ruble	43,350,000	USD	1,340,445	12/04/09	(133,926)

South African Rand	24,584,200	USD	3,113,698	12/04/09	(15,950)

Swiss Franc	960,000	USD	901,802	11/27/09	(34,108)

Turkish Lira	9,362,745	USD	6,125,046	12/04/09	(69,137)

United States Dollar	3,502,052	ARS	12,800,000	11/16/09	(157,338)

United States Dollar	2,230,197	ARS	8,700,000	03/04/10	(17,794)

United States Dollar	7,880,728	BRL	14,850,000	12/04/09	495,811

United States Dollar	926,256	CHF	960,000	11/27/09	9,653

United States Dollar	3,143,826	CLP	1,709,770,000	12/04/09	85,709

United States Dollar	7,209,412	COP	14,640,000,000	12/04/09	89,945

United States Dollar	2,900,000	COP	5,800,000,000	12/04/09	(8,178)

United States Dollar	7,001,757	HUF	1,354,980,000	12/04/09	218,178

United States Dollar	7,437,026	IDR	75,760,000,000	12/04/09	449,287

United States Dollar	2,401,700	IDR	22,600,000,000	12/04/09	(49,131)

United States Dollar	2,829,778	INR	130,000,000	12/04/09	(67,699)

United States Dollar	8,156,080	KRW	9,520,000,000	12/04/09	(106,739)

United States Dollar	17,468,994	MXN	235,173,740	12/04/09	270,213

United States Dollar	2,705,113	MYR	9,100,000	12/04/09	(42,137)

United States Dollar	3,056,148	MYR	10,750,000	12/04/09	89,675

United States Dollar	2,165,961	PEN	6,402,580	12/04/09	34,692

United States Dollar	3,235,581	PLN	9,290,000	12/04/09	(31,488)

United States Dollar	2,064,623	RUB	62,300,000	12/04/09	54,254

United States Dollar	9,915,786	THB	337,930,000	12/04/09	188,059

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

United States Dollar	3,269,937	TRY	4,900,000	12/04/09	$(28,206)

United States Dollar	7,621,353	TRY	11,650,000	12/04/09	86,027

United States Dollar	5,398,999	ZAR	41,000,000	12/04/09	(179,567)

Net unrealized appreciation on forward foreign currency contracts					$41,755

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	India Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of October 31, 2009:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures buy contracts:
US Long Bond, 205 contracts (USD)	December 2009	$24,272,406	$24,632,031	$359,625

5 Year US Treasury Notes, 60 contracts (USD)	December 2009	6,875,729	6,987,188	111,459

US treasury futures sell contracts:
10 Year US Treasury Notes, 15 contracts (USD)	December 2009	(1,741,273)	(1,779,141)	(37,868)

Net unrealized appreciation on futures contracts				$433,216

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

Currency type abbreviation:
USD United States Dollar

Swap agreements
Global High Income Fund Inc. had outstanding interest rate swap agreements with the following terms as of October 31, 2009:

				Payments		Payments		Upfront
				made		received		payments		Unrealized
	Notional		Termination	by the		by the		(made)/		appreciation/
Counterparty	amount		dates	Fund		Fund		received	Value	(depreciation)

Credit Suisse
International	BRL	12,000,000	01/02/12	—	(1)	13.4300	%(2)	$—	$332,838	$332,838

Credit Suisse
International	CLP	2,475,000,000	10/24/11	3.2200	%(2)	—	(3)	—	(1,080)	(1,080)

Credit Suisse
International	CLP	2,475,000,000	10/24/14	—	(3)	5.2300	(2)	—	(34,255)	(34,255)

JPMorgan
Chase Bank	THB	255,000,000	12/05/11	1.5000	(4)	3.0900	(2)	—	136,732	136,732

JPMorgan
Chase Bank	THB	170,000,000	07/22/13	1.5000	(4)	5.9500	(2)	—	516,913	516,913

Merrill Lynch
International	MXN	7,200,000	11/16/28	4.9400	(5)	8.8300	(2)	—	4,866	4,866

Merrill Lynch
International	MXN	7,000,000	11/21/28	4.8950	(5)	8.6100	(2)	—	(6,665)	(6,665)

									$949,349	$949,349

(1)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The payment to be made by the Fund is based on the Brazil CETIP Interbank Offered Rate.
(2)	Payments made or received are based on the notional amount.
(3)	The payment to be made/received by the Fund is based on the CLICP Index.
(4)	Rate based on 6 month BIBOR.
(5)	Rate based on 28-day TIIE.
BIBOR	Bangkok Interbank Offered Rate
CLICP	Sinacofi Chile Interbank Rate
TIIE	Interbank Equilibrium Interest Rate

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
MXN	Mexican Peso
THB	Thai Baht

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

Global High Income Fund Inc. had outstanding credit default swap agreements with the following terms as of October 31, 2009:

Credit default swaps on corporate and sovereign issues—buy protection(1)

Counterparty—Merrill Lynch International:

Upfront
		Payments		Payments	payments
Notional	Termination	made by		received by	(made)/		Unrealized
amount	date	the Fund		the Fund	received	Value	depreciation

USD 1,100,100	12/20/13	4.8500	%(2)	— (3)	$—	$(169,737)	$(169,737)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Payments made are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of South Africa 6.500% bond, due 06/02/14.

Currency type abbreviation:
 USD      United States Dollar

Credit default swaps on corporate and sovereign issues—sell protection(1)

Counterparty—Citigroup Global Markets Limited:

			Payments		Upfront
		Payments	received		payments
Notional	Termination	made by	by the		(made)/		Unrealized	Credit
amount	date	the Fund	Fund		received	Value	depreciation	spread(2)

USD 1,000,000	01/20/13	— (3)	1.1500	%(4)	—	$(19,915)	$(19,915)	1.893%

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

Counterparty—Credit Suisse International:

				Payments		Upfront
		Payments		received		payments			Unrealized
Notional	Termination	made by		by the		(made)/			appreciation/	Credit
amount	dates	the Fund		Fund		received		Value	(depreciation)	spread(2)

USD 2,050,000	02/20/10	—	(5)	41.5000	%(4)	—		$387,755	$387,755	7.103%

USD 1,500,000	12/20/11	—	(6)	5.0000	(4)	$(1,500,000	)(7)	1,222,293	(277,707)	14.605

USD 4,500,000	05/20/12	—	(8)	3.3000	(4)	—		(53,058)	(53,058)	7.500

USD 1,000,000	02/20/14	—	(9)	4.1700	(4)	—		113,383	113,383	1.529

								$1,670,373	$170,373

Counterparty—Merrill Lynch International:

				Payments		Upfront
		Payments		received		payments
Notional	Termination	made by		by the		(made)/		Unrealized	Credit
amount	date	the Fund		Fund		received	Value	appreciation	spread(2)

USD 2,300,000	03/20/10	—	(10)	9.5000	%(4)	—	$103,682	$103,682	0.653%

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentine Government 8.280% bond, due 12/31/33.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 9.500% bond, due 09/30/14.
(7)	Payment made on 01/30/07 to fully fund swap, which reflects the cost basis of the contract.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/13.
(9)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

(10)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Russian Federation 7.500% bond, due 03/31/30.

Currency type abbreviation:
 USD      United States Dollar

Global High Income Fund Inc. had outstanding total return swap agreements with the following terms as of October 31, 2009:

			Payments		Payments		Upfront
			made		received		payments		Unrealized
	Notional	Termination	by the		by the		(made)/		appreciation/
Counterparty	amount	dates	Fund		Fund		received	Value	(depreciation)

Citigroup
Global
Markets Ltd.	USD2,350,600	09/07/10	0.3500	%(1)	—	%(2)	$—	$51,674	$51,674

Deutsche
Bank AG	USD2,999,995	12/19/14	0.6834	(3)	—	(4)	—	(49,214)	(49,214)

								$2,460	$2,460

(1)	Rate based on 6 month LIBOR (USD BBA).
(2)	Payment received is based on the notional amount of the underlying zero coupon Sri Lanka Treasury Bill, due 02/05/10.
(3)	Rate based on 3 month LIBOR (USD BBA).
(4)	Payment received is based on the notional amount of the underlying Russian Federation 11.200% bond, due 12/17/14.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

Options written
Written option activity for the year ended October 31, 2009 for the Fund was as follows:

Amount of
	Number of	premiums
	contracts	received

Options outstanding at October 31, 2008	—	$—

Options written	448	75,639

Options terminated in closing purchase activities	(448)	(75,639)

Options expired prior to exercise	—	—

Options outstanding at October 31, 2009	—	$—

Global High Income Fund Inc.

Portfolio of investments—October 31, 2009

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments:

Measurements at 10/31/09

	Unadjusted
	quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$33,480,148	$10,733,190	$44,213,338

Non US-government obligations	—	197,024,939	—	197,024,939

Sovereign/ supranational bond	—	4,931,611	—	4,931,611

Short-term investment	—	27,942,180	—	27,942,180

Other financial instruments(1)	$433,216	1,077,967	—	1,511,183

Total	$433,216	$264,456,845	$10,733,190	$275,623,251

(1)	Other financial instruments may include open future contracts, swap agreements, options and forward foreign currency contracts.

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total

Assets
Beginning balance	$13,756,350	$13,756,350

Total gains or losses (realized/unrealized) included in earnings(a)	1,742,945	1,742,945

Purchases, sales, issuances, and settlements (net)	(6,252,438)	(6,252,438)

Transfers in and/or out of Level 3	1,486,333	1,486,333

Ending balance	$10,733,190	$10,733,190

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 10/31/09	$(1,240,403)	$(1,240,403)

(a)	Does not include unrealized losses of $1,997,202 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—October 31, 2009

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$235,313,202)	$246,169,888

Investments in securities of affiliated issuers, at value (cost—$27,942,180)	27,942,180

Total investments (cost—$263,255,382)	274,112,068

Foreign currency, at value (cost—$1,072,614)	1,058,630

Cash	351,921

Interest receivable	4,450,356

Receivable for investments sold	4,798,307

Prepaid swap collateral	587,650

Due from broker*	694,400

Receivable for foreign tax reclaims	154,198

Variation margin receivable	324,297

Outstanding swap agreements, at value**	2,870,136

Unrealized appreciation on forward foreign currency contracts	3,021,232

Other assets	4,667

Total assets	292,427,862

Liabilities:
Payable for investments purchased	9,905,634

Unrealized depreciation on forward foreign currency contracts	2,979,477

Outstanding swap agreements, at value**	333,924

Payable to investment advisor and administrator	281,331

Directors’ fees payable	11,809

Accrued expenses and other liabilities	280,688

Total liabilities	13,792,863

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	286,636,433

Accumulated distributions in excess of net investment income	(1,937,878)

Accumulated net realized loss from investment transactions	(18,451,131)

Net unrealized appreciation of investments, futures, swaps, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	12,387,575

Net assets	$278,634,999

Net asset value per share	$12.90

*	Represents cash collateral on open futures contracts.
**	Net upfront payment made by the Fund on outstanding swap agreement amounted to $1,500,000.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the year ended
October 31, 2009

Investment Income:
Interest income, net of foreign withholding taxes of $165,366 (includes $226,412 earned from affiliated entities)	$20,106,068

Expenses:
Investment advisory and administration fees	3,057,906

Custody and accounting fees	385,552

Professional fees	134,284

Reports and notices to shareholders	124,772

Directors’ fees	32,255

Listing fees	23,684

Transfer agency fees	23,334

Insurance expense	6,058

Other expenses	25,225

Total expenses	3,813,070

Less: Fee waivers by investment advisor and administrator	(110,920)

Net expenses	3,702,150

Net investment income	16,403,918

Realized and unrealized gains/(losses) from investment activities:
Net realized gain/(loss) from:
Investments	(15,065,994)

Futures	774,167

Options written	33,096

Swap agreements	(873,344)

Forward foreign currency contracts and foreign currency transactions	(6,859,435)

Net change in unrealized appreciation/(depreciation) of:
Investments	83,637,375

Futures	1,957,631

Swap agreements	9,389,324

Other assets and liabilities denominated in foreign currency
and forward foreign currency contracts	(1,722,422)

Net realized and unrealized gain from investment activities	71,270,398

Net increase in net assets resulting from operations	$87,674,316

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of changes in net assets

	For the years ended October 31,

	2009	2008

From operations:
Net investment income	$16,403,918	$18,034,893

Net realized loss from investments	(15,065,994)	(17,109,795)

Net realized gain from futures	774,167	7,758,986

Net realized gain from options written	33,096	—

Net realized gain/(loss)from swap agreements	(873,344)	12,543,354

Net realized gain/(loss) from forward foreign currency contracts and foreign currency transactions	(6,859,435)	1,468,410

Net change in unrealized appreciation/(depreciation) of:
Investments	83,637,375	(88,301,919)

Futures	1,957,631	(3,107,863)

Swap agreements	9,389,324	(8,388,544)

Other assets and liabilities denominated in foreign currency
and forward foreign currency contracts	(1,722,422)	2,920,591

Net increase/(decrease) in net assets resulting from operations	87,674,316	(74,181,887)

Dividends and distributions to shareholders from:
Net investment income	(15,470,247)	(20,539,959)

Net realized gains	—	(15,695,105)

Return of capital	(5,618,499)	(6,924,856)

Total dividends and distributions to shareholders	(21,088,746)	(43,159,920)

Net increase/(decrease) in net assets	66,585,570	(117,341,807)

Net assets:
Beginning of year	212,049,429	329,391,236

End of year	$278,634,999	$212,049,429

Accumulated undistributed/(distributions in excess of) net investment income	$(1,937,878)	$2,701,078

See accompanying notes to financial statements

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.82	$15.26	$14.85	$15.72	$16.43

Net investment income	0.76 *	0.84 *	0.90 *	0.79 *	1.02

Net realized and unrealized gains/(losses) from investment activities	3.30	(4.28)	0.86	0.92	1.17

Net increase/(decrease) from investment operations	4.06	(3.44)	1.76	1.71	2.19

Dividends from net investment income	(0.72)	(0.95)	(0.82)	(1.35)	(1.61)

Distributions from net realized gains	—	(0.73)	(0.53)	(1.21)	(1.29)

Return of capital	(0.26)	(0.32)	—	—	—

Total dividends and distributions	(0.98)	(2.00)	(1.35)	(2.56)	(2.90)

Offering costs charged to paid-in capital	—	—	—	(0.02)	—

Net asset value, end of year	$12.90	$9.82	$15.26	$14.85	$15.72

Market price per share, end of year	$11.47	$8.22	$14.38	$16.06	$17.82

Total net asset value return(1)	43.02%	(25.76)%	12.40%	11.75%	14.68%

Total market price return(2)	54.20%	(33.99)%	(2.33)%	6.28%	13.25%

Ratios/supplemental data:
Net assets, end of year (000’s)	$278,635	$212,049	$329,391	$320,548	$305,689

Ratio of expenses to average net assets:
Before fee waivers by advisor	1.56%	1.48%	1.41%	1.43%	1.43%

After fee waivers by advisor	1.51%	1.39%	1.32%	1.34%	1.41%

Ratio of net investment income to average net assets:	6.71%	6.01%	5.96%	5.34%	6.49%

Portfolio turnover rate	104%	83%	100%	108%	160%

*	Calculated using the average shares method.
(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(2)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix”

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of Investments.

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changes the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments.

At October 31, 2009, the Fund had the following derivatives (not designated as hedging instruments under ASC 815):

	Asset derivatives(1)

		Foreign
	Interest rate	exchange	Credit
	risk	risk	risk	Total

Forward contracts	$—	$3,021,232	$—	$3,021,232

Futures contracts	471,084	—	—	471,084

Swap contracts	991,349	51,674	1,827,113	2,870,136

Total value	$1,462,433	$3,072,906	$1,827,113	$6,362,452

(1)	Statement of assets and liabilities location: Swap contracts, at value, Receivable for variation margin and Unrealized appreciation on forward foreign currency contracts. Cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of investments. Only fiscal period end’s variation margin, if any, is reported within the Statement of assets and liabilities.

	Liability derivatives(1)

		Foreign
	Interest rate	exchange	Credit
	risk	risk	risk	Total

Forward contracts	$—	$(2,979,477)	$—	$(2,979,477)

Futures contracts	(37,868)	—	—	(37,868)

Swap contracts	(42,000)	(49,214)	(242,710)	(333,924)

Total value	$(79,868)	$(3,028,691)	$(242,710)	$(3,351,269)

(1)	Statement of assets and liabilities location: Swap contracts, at value, Payable for variation margin and Unrealized depreciation on forward foreign currency contracts. Cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of investments. Only fiscal period end’s variation margin, if any, is reported within the Statement of assets and liabilities.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

Activities in derivative instruments during the fiscal year ended October 31, 2009, were as follows:

		Foreign
	Interest rate	exchange	Credit
	risk	risk	risk	Total

Realized gain/(loss)(1)
Forward contracts	$—	$1,397,999	$—	$1,397,999

Futures contracts	774,167	—	—	774,167

Swap contracts	(2,336,629)	—	1,463,285	(873,344)

Written options	33,096	—	—	33,096

Total realized gain/(loss)	$(1,529,366)	$1,397,999	$1,463,285	$1,331,918

Change in unrealized
appreciation/
(depreciation)(2)
Forward contracts	$—	$(2,221,190)	$—	$(2,221,190)

Futures contracts	1,957,631	—	—	1,957,631

Swap contracts	7,405,465	2,460	1,981,399	9,389,324

Written options	—	—	—	—

Total change in unrealized
appreciation/(depreciation)	$9,363,096	$(2,218,730)	$1,981,399	$9,125,765

(1)	Statement of operations location: Net realized gain/(loss) on futures contracts, options written, swap contracts and forward foreign currency contracts.
(2)	Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, options written, swap contracts and forward foreign currency contracts.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2009 for which a Fund is the

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Credit linked notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

The waiver will continue indefinitely unless the Board agrees to any change. At October 31, 2009, the Fund owed UBS Global AM $281,331 which is composed of $298,407 of investment advisory and administration fees less fees waived of $17,076. For the year ended October 31, 2009, UBS Global AM waived $110,920 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $4,670,811. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended October 31, 2009.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2009. For the year ended October 31, 2009 and for the year ended October 31, 2008, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended October 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $212,010,204 and $215,737,336, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary income	$15,470,247	$26,184,725

Net long-term capital gains	—	10,050,339

Return of capital	5,618,499	6,924,856

	$21,088,746	$43,159,920

Global High Income Fund Inc.

Notes to financial statements—October 31, 2009

At October 31, 2009, the components of accumulated deficit on a tax basis were as follows:

Accumulated capital and other losses	$(18,613,523)

Net unrealized appreciation	10,612,089

Total accumulated deficit	$(8,001,434)

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments, tax treatment of certain derivatives and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2009, the Fund’s accumulated net investment income was decreased by $5,572,629 and accumulated net realized loss from investment activities was increased by $5,572,629. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses and adjustments for certain debt obligations.

At October 31, 2009, the Fund had a net capital loss carryforward of $17,287,752 for federal income tax purposes available to offset future capital gains of which $2,990,121 will expire on October 31, 2016 and $14,297,631 will expire on October 31, 2017.

As of and during the year ended October 31, 2009, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Events after the date of the Statement of assets and liabilities are evaluated through December 28, 2009, the date of issuance of the financial statements. The Fund had no material subsequent events that occurred between the date of the Statement of assets and liabilities through December 28, 2009, that required disclosure in or adjustment to the financial statements.

Global High Income Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc., (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.
New York, New York
December 28, 2009

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2009. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2010. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2009, UBS Global AM had approximately $146 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $562 billion in assets under management as of September 30, 2009.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: http://www.ubs.com/ubsglobalam-proxy or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own

Global High Income Fund Inc.

General information (unaudited)

names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic

Global High Income Fund Inc.

General information (unaudited)

reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999, which was revised effective June 2005, and again effective August 2009. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

Global High Income Fund Inc.

General information (unaudited)

In previous 2009 month-end press releases, the Fund provided estimated information regarding the sources of its monthly distributions. Previous press releases and shareholder notices indicated that prior 2009 distributions were estimated to be sourced from a combination of net investment income, long-term or short-term capital gains, or return of capital. The Fund recently determined to reclassify distributions made earlier this year in connection with excise tax adjustments made subsequent to the Fund’s fiscal year end. The Fund is reclassifying the sources of the distributions made from January 2009 through October 2009 from certain various percentages of net investment income, long-term or short-term capital gains, and/or return of capital noted in previous disclosures, to the following: for distributions declared in January 2009 through October 2009, the estimated source of $0.0261 of each monthly distribution is return of capital; the tax character of the remainder of each monthly distribution during this period was either net investment income or short- or long-term capital gains. The actual amounts attributable to each of these sources will be reported to each shareholder in January 2010 on Form 1099-DIV.

This readjustment does not change the amount of the distributions that had been paid, only their estimated tax characteristics. The press release to be issued at the end of December will contain more specific information regarding the revised estimated sources of distributions paid from the beginning of the Fund’s most previous fiscal year, November 1, 2008, through October 31, 2009.

The above information supplements that contained on the inside front cover of this report.

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 15-16, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration contracts.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered a fee waiver arrangement for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

“Expense Group”). In addition, at management’s request, Lipper provided supplemental expense data for the Fund, as the Fund’s Expense Group only consisted of two other comparable non-leveraged funds. The expanded Expense Group included leveraged and non-leveraged comparable funds and increased the size of the comparison to four other funds, which may not result in any statistically meaningful comparisons.

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were above their Expense Group’s median and the Fund’s total expenses were at the Expense Group’s median. Management noted that when comparing the Fund’s total expenses to the expanded Expense Group, which included a group of closed-end leveraged and non-leveraged emerging market funds, for a total of five funds, the Fund’s total expenses were above the expanded Expense Group’s median, although the difference between the range of the Expense Group and the expanded Expense Group was in any event relatively narrow. Management also noted that, at least in part due to the Fund’s investment strategy of holding a sizable exposure to local emerging markets, the Fund’s custody fees tended to be higher than its Expense Group’s and expanded Expense Group’s median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Contract. The board noted that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

“Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30, 2009. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. In addition, at management’s request, Lipper provided supplemental performance data for the Fund as the Performance Universe consisted of only two other comparable non-leveraged funds. The expanded Performance Universe included both leveraged and non-leveraged comparable funds and increased the size of the comparison; however, the expanded Performance Universe may not result in any statistically meaningful comparisons.

The Lipper information showed that the Fund’s one-year performance underperformed its Performance Universe’s median; however, the Fund’s three-, five- and ten year period and since inception performance were at or above the Performance Universe’s median. The Fund’s performance was slightly better when compared with its expanded Performance Universe. Management noted that when making a risk-adjusted return comparison, the Fund’s performance was relatively strong. In making its determination, the board focused on the Fund’s mid- and long-term performance, which was above the median in both sets of performance data.

Based on its review, the board concluded that the Fund’s investment performance was satisfactory. The board noted that it would closely monitor the Fund’s performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee did not contain breakpoints; however, the Fund receives the benefit of a breakpoint via a fee waiver agreement that can only be changed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoint had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of a breakpoint in the Actual Management Fee.

Generally, in light of UBS Global AM’s profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoint currently in place for the Fund, the board believed that UBS Global AM’s sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Global High Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc.(publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 50 255 E.49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves as a member of the Hoover Institution (from 2001 to 2007 and since January 2009).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director of UBS Global AM—Americas region (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999, assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM— Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM— Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM— Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Uwe Schillhorn**; 45	Vice President	Since 2004	Mr. Schillhorn is a managing director, and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a board director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age unless the Fund’s Board determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the chairman of the Board, until 2011. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Global High Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Global High Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which includes a copy of this annual report along with other information about the Fund. After the Fund’s 2009 annual meeting of shareholders, it filed a certification with the NYSE on March 11, 2009 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

 UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
 UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas New York,
New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,574 and $3,573, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements, and (2) review of the consolidated 2008 and 2007 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,625 and $4,600, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended October 31, 2009 and October 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended October 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate fees billed by E&Y of $167,539 and $367,357, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008

Covered Services	$8,199	$8,173
Non-Covered Services	159,340	359,184

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)	Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – December 30, 2009

(a) (2) (i)	Portfolio Manager

Uwe Schillhorn

(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 4 additional Registered Management Investment Company (not including the Registrant) totaling approximately $779 Million as of October 31, 2009.

(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 7 additional Other Pooled Investment Companies totaling approximately $879 Million as of October 31, 2009.

(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 13 additional accounts totaling approximately $5.6 Billion as of October 31, 2009.

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a) (2) (iv)	Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2009.)

(a) (3)	Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio manager, has three basic components – a fixed component (base salary and benefits), a variable cash compensation component (which is correlated with performance) and, for more senior employees, a variable equity component (reinforcing the critical importance of creating long-term business value), which are described in more detail below:

•	The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their role.
•	Variable cash compensation is determined annually on a discretionary basis. It is correlated with the individual’s contribution (financial and non-financial) to UBS Global AM’s business results and the performance of the individual’s respective function, UBS Global AM and UBS. As its name implies, this can be variable.
•	Variable equity – Many senior employees are required to take a portion of their annual variable cash compensation in the form of UBS shares or notional shares instead of cash. UBS Global AM believes that, not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool because the shares typically vest over a number of years.

UBS Global AM strongly believes that tying portfolio managers’ variable cash compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable cash compensation available generally will depend on the firm’s overall profitability. The allocation of the variable cash compensation pool to each portfolio manager is based on an equal weighting of their investment performance (relative to the funds’ benchmarks) for all the funds they manage. In the case of the registrant, the relevant benchmark is a blended benchmark composed of 50% of

J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (in USD). The portfolio manager’s investment performance over one-, two- and three-year periods to the latest year end is taken into account and this has the effect of placing greater emphasis on the performance for the most recent year (as their one-year performance impacts their two- and three-year annualized results) while keeping the longer-term performance in focus. Further, the delivery of variable cash compensation is subject to a number of deferral mechanisms including investment in UBS shares.

For analysts, variable cash compensation is, in general, tied to the performance of some combination of model and/or client portfolios, generally evaluated over rolling three-year periods and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2009.)

(a) (4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2009.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 30, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 30, 2009